Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
On November 6, 2015 we completed the sale of Sikorsky to Lockheed Martin Corp. for $9,083 million in cash, subject to customary post-closing working capital and net debt adjustments. The results of operations and the related cash flows of Sikorsky have been reclassified to Discontinued Operations in our Consolidated Statement of Operations and Consolidated Statement of Cash Flows for all periods presented. The assets and liabilities of Sikorsky have been reclassified to Assets held for sale and Liabilities held for sale, respectively, in our Consolidated Balance Sheet as of December 31, 2014. Cash flows from the operation of Sikorsky are included in our results through the date of sale to Lockheed Martin Corp.
On December 13, 2012, we completed the sale of the legacy Hamilton Sundstrand Industrial businesses. On June 14, 2013 we completed with the sale of Pratt & Whitney Rocketdyne (Rocketdyne), and on February 12, 2013 we completed the sale of UTC Power to ClearEdge Power. We have no continuing involvement with these businesses post-disposition. Net income from discontinued operations in our Consolidated Statement of Operations for the year ended December 31, 2013 includes income of approximately $35 million related to these divested businesses. Cash flows from discontinued operations in our Consolidated Statement of Cash Flows for the year ended December 31, 2013 includes cash outflows of approximately $277 million, primarily related to the proceeds from the sale of Rocketdyne offset by tax payments related to the 2012 sale of the legacy Hamilton Sundstrand Industrial businesses.
The following summarized financial information has been segregated from continuing operations and reported as Discontinued Operations:

(dollars in millions)	2015	2014	2013
Discontinued Operations:
Net Sales	$4,949	$7,452	$6,564
Cost of Sales	4,152	6,801	5,304
Research and development	150	160	197
Selling, general and administrative	315	328	382
Pension curtailment	110	—	—
Other income, net	(30)	(12)	(40)
Income from operations	252	175	721
Gain (loss) on disposal	6,042	—	(33)
Income tax expense	(2,684)	(20)	(234)
Income from discontinued operations	$3,610	$155	$454

The assets and liabilities held for sale on the Consolidated Balance Sheet as of December 31, 2014 are as follows:

(dollars in millions)	December 31, 2014
Assets:
Cash and cash equivalents	$6
Accounts receivable, net	869
Inventories and contracts in progress, net	2,223
Other assets, current	45
Fixed assets, net	684
Goodwill	348
Intangible assets, net	32
Other assets	661
Assets held for sale	$4,868
Liabilities:
Short-term borrowings and long-term debt currently due	$5
Accounts payable	717
Accrued liabilities	1,479
Long-term debt	5
Future pension and postretirement benefit obligations	2
Other long-term liabilities	573
Liabilities held for sale	$2,781

UTC and its business segments have historically had sales to Sikorsky and purchases from Sikorsky, in the normal course of business, which were eliminated in consolidation. Net sales to Sikorsky were $138 million, $235 million and $206 million for the years ended December 31, 2015, 2014 and 2013, respectively. Purchases from Sikorsky included in cost of products and services sold were $25 million, $17 million and $21 million for the years ended December 31, 2015, 2014 and 2013, respectively.